                                                                    Exhibit 10.1

                              As amended and restated, effective January 1, 1997

                              YURIE SYSTEMS, INC.
                      1996 NON STATUTORY STOCK OPTION PLAN

1.   Purpose.
     -------

     The purpose of this Plan is to secure for Yurie Systems, Inc. and its shareholders the benefits arising from capital stock ownership by employees, consultants, officers and members of the Board of Directors who are expected to contribute to the future growth and success of the Company.

2.  Definitions.
    -----------
     (1) "Beneficial Ownership" means beneficial ownership within the meaning of Rule 13d-3 under the Exchange Act.

     (2)  "Board of Directors" means the Board of Directors of Yurie Systems,
          Inc.

     (3) "Change in Control" means the occurrence during the term of the Plan and an Option Agreement of any one of the following events:

          (a) An acquisition (other than directly from Yurie) of any Voting Securities by any Person, immediately after which such Person has Beneficial Ownership of 30 percent or more of the combined voting power of Yurie's then outstanding Voting Securities; provided however, that in determining whether a Change in Control has occurred, Voting Securities which are acquired in a Non-Control Acquisition shall not constitute an acquisition which would cause a Change in Control.

          (b) The individuals who, as of January 1, 1997, are members of the Incumbent Board, cease for any reason to constitute at least two-thirds of the members of the Board of Directors; provided, however, that if the election, or nomination for election by Yurie's common stockholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of this Plan, be considered as a member of the Incumbent Board; provided further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or
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                                      -2-

              threatened Election Contest (as described in Rule 14a-11 under the Exchange Act) or other actual or threatened Proxy Contest (that is, solicitation of proxies or consents by or on behalf of a Person other than the Board of Directors) including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

          (c) Approval by stockholders of Yurie of:

              (i) A merger, consolidation or reorganization involving Yurie, unless such merger, consolidation or reorganization is a Non-Control Transaction;

              (ii)  A complete liquidation or dissolution of Yurie; or

              (iii) An agreement for the sale or other disposition of all or substantially all of the assets of Yurie to any Person (other than a transfer to a Subsidiary).

          Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person acquired Beneficial Ownership of more than the permitted amount of the then outstanding Voting Securities as a result of the acquisition of Voting Securities by the Company which, by reducing the number of Voting Securities then outstanding, increases the proportional number of shares Beneficially Owned by such persons, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Company, and after such share acquisition by the Company, such Person becomes the Beneficial Owner of any additional Voting Securities which increases the percentage of the then outstanding Voting Securities Beneficially Owned by such Person, then a Change in Control shall occur.

      (4) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

      (5) "Common Stock" means the common stock of Yurie Systems, Inc. having a par value of $0.01.

      (6) "Company" means Yurie and any entities that are Subsidiaries of Yurie or of which it is a Subsidiary.

      (7) "Covered Employee" means that term as defined in Section 162(m)(3) of the Code.


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                                      -3-

      (8)  "Director" means a member of the Board of Directors of the Company.

      (9) "Director's Automatic Grant Agreement" means an Option Agreement referred to in Section 4(d) hereof.

      (10) "Effective Date" means the date as of which an Option granted pursuant to the Plan is effective.

      (11) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

      (12) "Fair Market Value of the Common Stock" on a given date means the last reported sales price of the Common Stock on the NASDAQ (National) System, as reported in a national newspaper, on such date or on the nearest prior day on which trading of the Common Stock occurred on the NASDAQ (National) System or, if the stock is listed on a national stock exchange, the last reported sales price of the Common Stock on such exchange, as reported in a national newspaper, on such date or the nearest prior day on which trading of the Common Stock occurred on such exchange; provided that if the Common Stock is not registered with the Securities and Exchange Commission or there has been no trading of the Common Stock on or reasonably near and prior to the given date, it shall be the fair market value of the Common Stock on the given date as determined on such basis as the Board of Directors shall establish for this purpose.

      (13) "Incumbent Board" means the Board of Directors as constituted on January 1, 1997.

      (14) "Independent Director" means a member of the Board of Directors who is not an employee of the Company.

      (15) "Merger Price" means, in the event of a merger described in Section 15(a) hereof, any cash payment that holders of Common Stock receive for each share of Common Stock surrendered in the merger.

      (16) "Non-Control Acquisition" means an acquisition by: (i) an employee benefit plan (or a trust forming a part thereof) maintained by the Company or any Subsidiary; (ii) the Company or its Subsidiaries;
           (iii) a Person who as of January 1, 1997 has Beneficial Ownership of 30 percent or more of the combined voting power of Yurie's then outstanding Voting Securities; or (iv) any Person in connection with a Non-Control Transaction.


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                                      -4-

      (17) "Non-Control Transaction" means a merger, consolidation or reorganization of Yurie where:

           (a) the stockholders of Yurie, immediately before such merger, consolidation or reorganization, own directly or indirectly immediately following such merger, consolidation or reorganization, at least 70 percent of the combined voting power of the outstanding voting securities of the surviving corporation in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation or reorganization;

           (b) the individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least two-thirds of the members of the board of directors of the surviving corporation, or a corporation beneficially directly or indirectly owning a majority of the voting securities of the surviving corporation; and

           (c) no Person other than (i) Yurie, (ii) any Subsidiary, (iii) any employee benefit plan (or any trust forming a part thereof) maintained by Yurie, the surviving corporation, or any Subsidiary, or (iv) any Person who, immediately prior to such merger, consolidation or reorganization had Beneficial Ownership of 30 percent or more of the then outstanding Voting Securities, has Beneficial Ownership of 30 percent or more of the combined voting power of the surviving corporation's then outstanding voting securities.

      (18) "Non-Employee Director" means that term as defined in Rule 16b-3.

      (19) "Officer" means a person who is an officer of the Company for purposes of Rule 16b-3.

      (20) "Option" means a stock option granted pursuant to this Plan.

      (21) "Option Agreement" means an agreement entered into pursuant to
           Section 7 hereof.

      (22) "Option Shares" means shares of Common Stock that may be purchased by an optionee, pursuant to this Plan and the optionee's Option Agreement.


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                                      -5-

      (23) "Option Term" means the period during which an Option is outstanding.

      (24) "Outside Director" means that term as defined in Treas. Reg. (S) 1.162-27(e)(3).

      (25) "Person" means a person for purposes of Section 13(d) or 14(d) of the Exchange Act.

      (26) "Plan" means the Yurie Systems, Inc. 1996 Nonstatutory Option Plan, as amended from time to time.

      (27) "Pooling Transaction" means a business combination that qualifies for use of the pooling of interests accounting method under generally accepted accounting principles.

      (28) "Rule 16b-3" means Rule 16b-3 under the Exchange Act of 1934, or any successor rule.

      (29) "Subsidiary" means, as to any entity, a corporation or other Person of which a majority of its voting power or its voting equity securities or equity interest is owned, directly or indirectly, by the entity.

      (30) "Triggering Event" means an event referred to in Section 11(b)(1)-(3) hereof.

      (31) "Voting Securities" means any voting securities of Yurie.

      (32) "Yurie" means Yurie Systems, Inc.

3.    Type of Options and Administration.
      ----------------------------------
      a.   Type of Options.  The options granted pursuant to the Plan shall
           ---------------
be non-statutory options which are not intended to meet the requirements of
Section 422 of the Code.

      b.   Administration.  The Plan will be administered by the Board of
           --------------
Directors. The Board shall have authority, subject to the express provisions of the Plan, to construe the Option Agreements and the Plan, to prescribe, amend and rescind rules


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                                      -6-

and regulations relating to the Plan, to determine the terms and provisions of the Option Agreements, which need not be identical, and to make any other determination which, in the judgment of the Board of Directors, is necessary or desirable for the administration of the Plan. The Board of Directors' construction and interpretation of the terms and provisions of the Plan and any determinations made by the Board pursuant thereto shall be final and conclusive.

      c.   Delegation.  Except as provided in Section 4(c), the Board of
           ----------
Directors may, to the full extent permitted by or consistent with applicable laws or regulations and the governing documents of Yurie, delegate any or all of its powers under the Plan to a committee appointed by the Board of Directors.
If a committee is so appointed all references to the Board of Directors in the Plan shall mean and relate to such committee. To the extent required by Rule 16b-3, however, such committee shall consist solely of Non-Employee Directors when exercising any powers relating to options granted to Directors.

      d.   Applicable Law.  The provisions of this Plan and the Option Agreement
           --------------
shall be interpreted in a manner consistent with all applicable law, including but not limited to the Exchange Act and the rules and regulations thereunder. Any authority or discretion exercised under the Plan by the Board of Directors or any other person or entity shall be exercised in a manner consistent with all applicable law, including but not limited to the Exchange Act and the rules and regulations thereunder.


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                                      -7-





4.   Eligibility for and Issuance of Grants.
     --------------------------------------
     a.   Eligibility.  Options may be granted only to persons who are, at the
          -----------
time of the grant: (i) Directors, officers or employees of the Company or (ii) consultants or advisors to the Company.

     b.   Grant of Options Generally.  Subject to the express provisions of the
          --------------------------
Plan, the Board of Directors may in its sole discretion grant Options to purchase shares of the Common Stock and issue shares upon exercise of such Options.

     c.   Grant of Options to Officers.  Any grant, or modification of any
          ----------------------------
grant, to an Officer shall be made by the full Board of Directors, provided, however that to the extent required by Section 162(m)(4)(C) of the Code (after expiration of the reliance period for existing plans in Treas. Reg. (S) 1.162-27(f)(1)-(3)), any grant or modification of options to an Officer who is a Covered Employee shall be made by a committee composed of at least two Outside Directors and approved by the full Board of Directors.

     d.   Automatic Grants to Directors.  Each Independent Director who has
          -----------------------------
executed a Director's Automatic Grant Agreement shall receive a grant of Options of 5,000 shares of Common Stock effective on the 30th day of June of each year beginning on June 30, 1997. A Director's Automatic Grant Agreement shall be approved by the Board of Directors prior to execution by the Independent Director and shall set forth the Option term, the time for exercising the Option, the Option price, the Effective Date of the Option and all other terms at which Common Stock may be purchased pursuant to the Options granted to the Independent Director. For this purpose, the exercise price shall be the Fair Market Value of the Common Stock, as defined in Section 2(12) hereof, but without regard to the proviso clause, on the
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                                      -8-

Effective Date of the Option. A Director's Automatic Grant Agreement shall not be inconsistent with the terms of the Plan, and in the event of a conflict between the terms of the Plan and the Director's Automatic Grant Agreement, the terms of the Plan shall supersede the terms of such Agreement unless the terms of the Plan are inconsistent with the requirements of Rule 16b-3. Each such Agreement shall be appended to the Plan and is hereby incorporated by reference. Options granted pursuant to this Section 4(d) shall be subject to the terms and conditions set forth in this Plan to the extent not inconsistent with this
Section 4(d).

5.   Stock Subject to Plan.
     ----------------------

     a.   Limitations on Number of Shares.  Subject to adjustment as provided in
          -------------------------------
Section 14 below, the maximum number of shares of Common Stock which may be issued and sold under the Plan is 5,000,000 shares. The maximum number of shares of Common Stock that can be offered to any optionee in any year shall be 1,500,000 shares. Such shares may be authorized and unused shares or may be shares issued and thereafter acquired by Yurie. Until Yurie has a class of common equity registered under the Exchange Act, the Board of Directors will take steps to assure that sales of securities to optionees under the Plan qualify under Rule 701 under the Securities Act of 1933, including the limit imposed by Rule 701 on the amount of securities that can be offered and sold.

     b.   Unpurchased Shares.  If an Option shall expire or terminate for any
          ------------------
reason without having been exercised in full, the unpurchased shares subject to such Option shall again be available for subsequent Option grants under the Plan.
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                                      -9-


6.   Term and Exercise.
     ------------------
     a.   Option Term.  Unless otherwise provided in the Option Agreement, the
          -----------
Option Term of an Option granted under the Plan shall be ten years from the Effective Date of the Option.

     b.   Exercise.  Options issued hereunder shall become exercisable as
          --------
follows:

          i.   General.  Unless otherwise provided in the Option Agreement, the
               -------
initial grant of Options issued hereunder to an individual shall become exercisable in installments, the optionee having the right to purchase the following number of Option Shares, on or after the following dates, in cumulative fashion: (i) on the first day of the month beginning on or after the first anniversary of the Effective Date, up to one-fourth of the total number of Option Shares; (ii) on the first day of each of the succeeding 35 months, up to 1/48th of the total number of Option Shares; (iii) on the first day of the 36th succeeding month, any remaining Option Shares. If the division of a number of shares pursuant to the preceding sentence results in a fractional number of shares, such fractional number shall be rounded off to the nearest integer. The optionee may purchase fewer than the total number of Option Shares with respect to which the Option is exercisable, provided that no partial exercise of the Option may be for any fractional shares.

     Any subsequent grant of options to the same individual shall become exerciseable as provided in the Option Agreement.

          ii.  Change in Control.  Notwithstanding anything contained in any
               -----------------
Option Agreement to the contrary, in the event of a Change in Control, all outstanding Options shall become exercisable in full immediately prior to such Change in Control.
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                                      -10-


7.   Forms of Option Agreements.
     --------------------------

     As a condition to the grant of an Option under the Plan, each recipient of an Option shall execute an Option Agreement in such form not inconsistent with the Plan as may be approved by the Board of Directors. Option Agreements may differ among recipients, and each Option Agreement shall state the price, the number of shares subject to the Option, and other terms at which the underlying stock can be purchased pursuant to the Option. In the event of a conflict between the terms of this Plan and an Option Agreement entered into pursuant to this Plan, the terms of the Plan shall supersede the terms of the Option Agreement.

8.   Purchase Price.
     --------------

     a.   General.  The option price shall be the Fair Market Value of the
          -------
Common Stock as of the Effective Date of the Option.

     b.   Payment of Purchase Price.
          -------------------------

          i.   Cash or Stock Owned by Optionee.  Options granted under the Plan
               -------------------------------
may provide for the payment of the exercise price by delivery of cash or a check to the order of Yurie in an amount equal to the exercise price of such Options or by delivery to Yurie of shares of Common Stock then owned by the optionee having a Fair Market Value equal in amount to the exercise price of such shares, or by any combination of such methods of payment. Provided, however, that if an Officer or Director elects to make payment by delivery to Yurie of shares of Common Stock, such election must be approved in advance by the Board of Directors.
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                                      -11-

          ii.  Other Cashless Exercise Procedures.  Options granted under the
               ----------------------------------
Plan also may be exercised through a registered broker-dealer or through such other cashless exercise procedures (in addition to the use of stock already owned by the optionee) that are, from time to time, established by the Board of Directors.

     c.   Delivery of Shares.  Yurie shall not be required to transfer or
          ------------------
deliver any certificate or certificates for shares purchased upon any exercise of an Option until after (i) the stock has been paid for in accordance with the terms of the Option Agreement, and (ii) compliance with all then applicable requirements of law including, but not limited to, collection by the Company from the optionee of all requisite income and employment taxes and compliance with the federal and state securities laws.

9.   Transferability and Termination of Options.
     ------------------------------------------

     a.   General.  Unless otherwise provided in the Option Agreement, no Option
          -------
granted under the Plan shall be assignable or transferable by the optionee to whom it is granted, except pursuant to a domestic relations order (as defined in
Section 414(p) of the Code) or, in the event of the optionee's death, by will or the laws of descent and distribution. During the lifetime of an optionee, an Option shall be exercisable only by the optionee or, if the optionee becomes incompetent, by a guardian or other person duly authorized by law to administer the optionee's assets or by the party to whom the Option is transferred pursuant to such a domestic relations order. If an Option is so transferred to, or exercisable by, a person other than the optionee, the terms of the Option granted to the optionee shall be final, binding and conclusive upon such other person.
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                                      -12-

     b.   Effect of Death and Termination of Employment.
          ---------------------------------------------

     The Board of Directors shall determine the period of time during which an an Option may be exercised following: (i) the termination of the optionee's employment or other relationship with the Company or (ii) the death or disability of the optionee. Such periods shall be set forth in the Option Agreement.

10.  Additional Provisions.
     ---------------------

     a.   Additional Option Provisions.  The Board of Directors may, in its sole
          ----------------------------
discretion, include additional provisions in any Option granted under the Plan, including, without limitation, provisions relating to restrictions on transfer, repurchase rights, rights to the optionee's work product, noncompetition restrictions, or commitments to (i) pay cash bonuses, (ii) make, arrange for or guaranty loans, or (iii) transfer other property to optionees upon exercise of Options, or such other provisions as shall be determined by the Board of Directors; provided that such additional provisions shall not be inconsistent with any other term or condition of the Plan.

     b.   Acceleration.  The Board of Directors may, in its sole discretion:
          ------------
(i) accelerate the date or dates on which all or any particular Option or Options granted under the Plan may be exercised; or (ii) extend the dates during which all or any particular Option or Options granted under the Plan may be exercised; provided, however, that no such acceleration or extension shall be permitted if it would cause the Plan or the Option to fail to satisfy the requirements of Rule 16b-3 or of Section 162(m)(4)(C) of the Code (relating to performance-based compensation).
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                                      -13-

     c.   Cancellation and New Grant of Options.  The Board of Directors shall
          -------------------------------------
have the authority to effect, at any time and from time to time, with the consent of the affected optionees: (i) the cancellation of any or all outstanding Options under the Plan and the grant in substitution therefor of new Options under the Plan covering the same or different numbers of shares of Common Stock having an exercise price per share which may be lower or higher than the exercise price per share of the canceled options or (ii) the amendment of the terms of any and all outstanding Options under the Plan to provide an Option price which is higher or lower than the then-current Option price of such outstanding Options. No cancellation or amendment of an Option will be made, however, to the extent it would cause an Option to fail to satisfy the requirements of Rule 16b-3 or of Section 162(m)(4)(C) of the Code (relating to performance-based compensation).

11.  Yurie's Right Prior to Registration of Stock to Repurchase Shares Acquired
     --------------------------------------------------------------------------
By Exercise of Option.
---------------------

     a.   Yurie's Right Prior to Registration of Stock to Repurchase Upon
          ---------------------------------------------------------------
Voluntary Sale of Stock by the Optionee.  In the event an optionee who has
---------------------------------------
exercised his or her Option and has become a shareholder in Yurie wishes to sell his or her Common Stock acquired upon exercise of said Option (or in the event of the optionee's death or disability his or her personal representative, guardian, or heirs wish to sell such Common Stock) and has received a written bona fide binding offer, the optionee shall give written notice to Yurie of the optionee's wish to sell such Common Stock, and such notice shall set forth the per share sales price for such Common Stock which has been offered by a third party and shall include a copy of the written bona fide binding offer. Such notice shall be sent by certified mail, return receipt requested, to the President of Yurie. Yurie shall have the right of first refusal to purchase, within six months after the date it receives such notice, such shares at the price set forth in the notice.

     b.   Yurie's Right to Initiate Repurchase of Optionee's Common Stock.
          ---------------------------------------------------------------
Yurie may, on its own initiative, repurchase all or any portion of such optionee's Common Stock if any of the following Triggering Events occurs: (1) the optionee's employment or service as a Director, consultant or otherwise with the Company terminates for any reason, including death; (2) such optionee's insolvency, bankruptcy or other making of an assignment for the benefit of creditors; or (3) any purported or attempted sale or other assignment, gift, or other transfer of stock to a third party in violation of the terms of the Plan.

     In any such event, Yurie shall have the absolute right to repurchase the shares of Common Stock owned by such optionee for a period of six months immediately following the occurrence of the Triggering Event and the shares shall not otherwise be transferable during such six month period.

     c.   Manner of Exercise.  Following the date that Yurie receives written
          ------------------
notice of an optionee's desire to sell his or her Common Stock, or following the date of the Triggering Event, Yurie shall notify such optionee in writing of the number of shares, if any, that Yurie intends to repurchase and of the date upon which Yurie shall purchase the shares. Unless otherwise agreed by the parties, the aggregate repurchase price shall be paid in cash to the optionee or the optionee's representative.

     d.   Price at Which Yurie May Repurchase Shares.  If Yurie elects to
          ------------------------------------------
exercise its option pursuant to Section 11(b) hereof and purchase the shares of Common Stock available from the optionee, Yurie shall pay such optionee the Fair Market Value of the Common Stock being sold.

          If Yurie elects to exercise its option pursuant to Section 11(a) hereof and purchase the shares of Common Stock that such optionee seeks to sell to a third party, Yurie shall pay the optionee the price per share being offered by such third party, as set forth in the notice delivered to Yurie pursuant to
Section 11(a).

     e.   Optionee's Right to Sell Shares.  If Yurie does not elect to acquire
          -------------------------------
such optionee's Common Stock pursuant to Section 11(a), the optionee may, within the 120-day period following the expiration of the right granted to Yurie set forth in Section 11(a), sell his or her Common Stock specified in the notice to Yurie to the third party, provided that the sale shall not be on terms and conditions less favorable to the optionee than those contained in the notice to Yurie. If the optionee does not sell his or her Common Stock in such fashion, such Common Stock shall remain subject to Yurie's rights set forth in this
Section 11.

     f.   Lapse of Repurchase Rights.  Shares acquired pursuant to the exercise
          --------------------------
of any Option granted hereunder shall remain subject to Yurie's right to repurchase under Sections 11(a) and (b) until the earliest to occur of the following:

          i. The effective date of a Registration Statement filed with the Securities and Exchange Commission under the Securities Act of 1933 covering securities of Yurie, whether or not such shares are covered;

          ii. The date on which a class of securities of Yurie is registered under Section 12 of the Exchange Act; or

          iii. The date on which Yurie's right to repurchase pursuant to a Triggering Event expires with respect to such shares, in accordance with Section 11(b) hereof.

     g. In the case of an optionee who is an Officer or Director, any election by Yurie to acquire such optionee's Common Stock pursuant to this Section 11 shall be approved in advance by the Board of Directors.

     h. This Section 11 shall apply to all Common Stock acquired upon the exercise of Options granted pursuant to the Plan unless otherwise waived or amended pursuant to an Option Agreement.

12.  Sale or Other Disposition By Majority Interest Prior to Registration of
     -----------------------------------------------------------------------
Stock.
-----

     An optionee shall irrevocably appoint Yurie and its chief executive officer, or either of them, as such optionee's agents and attorneys-in-fact, with full power of substitution in the optionee's name, to sell, exchange, transfer or otherwise dispose of all or a portion of such optionee's Common Stock or Options, or both, and to do any and all things and to execute any and all documents and instruments (including, without limitation, any stock transfer powers) in connection therewith, such power of attorney not to become operable until such time as the holder or holders of a majority of the issued and outstanding shares of Common Stock sell, exchange, transfer or otherwise dispose of, or contract to sell, exchange, transfer or otherwise dispose of, all or substantially all of their shares of Common Stock. Any sale, exchange, transfer other disposition of all or a portion of an optionee's shares of Common Stock pursuant to the foregoing powers of attorney shall be made upon substantially the same terms and conditions (including sale price per share) applicable to a sale, exchange, transfer or other dispositions of all or a portion of shares of Common Stock owned by the holder or holders of a majority of the issued and outstanding shares of Common Stock. For purposes of determining the sale price per share of Common Stock under this Section 12, there shall be excluded the consideration (if any) paid or payable to the holder or holders of a majority of the issued and outstanding shares of Common Stock in connection with any employment, consulting, noncompetition or similar agreements which such holder or holders may enter into in connection with or subsequent to such sale, transfer, exchange or other disposition. The foregoing powers of attorney shall be irrevocable and coupled with an interest and shall not terminate by operation of law, whether by the death, bankruptcy or adjudication of incompetency or insanity of the optionee or the occurrence of any other event.

     The provision in this Section 12 shall remain in effect until the earliest to occur of the following:

     a. The effective date of a Registration Statement filed with the Securities and Exchange Commission under the Securities Act of 1933 covering securities of Yurie whether or not such shares are covered; or

     b.   The date on which a class of securities of Yurie is registered under
Section 12 of the Exchange Act.

13.  General Restrictions Prior to Registration of Stock.
     ---------------------------------------------------

     a.   Investment Representations.  Yurie may require any person to whom an
          --------------------------
option is granted, as a condition of exercising such Option, to give written assurances in substance and form satisfactory to Yurie to the effect that such person is acquiring the Common Stock subject to the Option for his or her own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as Yurie deems necessary or appropriate in order to comply with federal and applicable state securities law.

     b.   Compliance With Securities Laws.   Each Option shall be subject to the
          -------------------------------
requirement that if, at any time, counsel to Yurie shall determine that the listing, registration or qualification of the shares subject to the Option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, or of any other condition is necessary as a condition of, or in connection with, the issuance or purchase of shares thereunder, the option may not be exercised, in whole or in part, unless such listing, registrations, qualification, consent or approval, or satisfaction of such condition shall have been effected or obtained on conditions acceptable to the Board of Directors. Nothing herein shall be deemed to require Yurie to apply for or to obtain such listing, registration or qualification, or to satisfy such condition.

     Notwithstanding any other provision of this Plan, no transfer for value of any stock acquired upon exercise of an Option shall be valid unless (i) the stock has been held for a minimum period of two (2) years in the event that the stock of Yurie is not listed on a national exchange or qualified for trading on the NASDAQ system; (ii) there is an effective registration statement under the Securities Act of 1933, as amended; (iii) registration thereunder is not required; or (iv) the holder has furnished a "no-action" letter from the staff of the Securities and Exchange Commission satisfactory to Yurie that such registration is not required.

     All stock issued pursuant to the terms of this Plan shall bear the following legend:


     The securities represented by this Stock certificate have not been registered under the Securities Act of 1933 or the Securities and Exchange Act of 1934 (the "Act") or applicable state securities laws (the "State Acts"), and shall not be sold, pledged, hypothecated, donated, or otherwise transferred (whether or not for consideration) by the holder unless (i) they have first been registered under the federal and/or state securities laws or (ii) a "no action letter" has been received from the Securities and Exchange Commission and/or the applicable State Securities Commission, to the effect that the registration of such shares under federal and/or state securities laws, is not required in connection with such transfer, or (iii) the Company has received a favorable opinion of its counsel and/or submission to the Company of such other evidence as may be satisfactory to counsel for the Company, to the effect that any such transfer shall not be in violation of the Acts and the State Acts.

     These securities are subject to certain rights of the Company, including a right of first refusal and a right to repurchase, such rights being set forth in full in the Yurie Systems, Inc. 1996 Non Statutory Stock Option Plan (the "Plan") and the Yurie Systems, Inc. 1996 Non Statutory Stock Option Grant Agreement (the "Grant Agreement"). The Company will furnish to each stockholder who so requests a copy of the Plan and the Option Agreement.


14.  Recapitalizations and Related Transactions by Yurie.
     ---------------------------------------------------

     a.   General. If, through or as a result of any merger, consolidation, sale
          -------
of all or substantially all of the assets of Yurie, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock-split or other similar distribution with respect to the outstanding shares of Common Stock or other securities, (i) the outstanding shares of Common Stock are increased or decreased, or are exchanged for a different number or kind of shares or other securities of Yurie or (ii) additional shares or new or different shares or other securities of Yurie or other non-cash assets are distributed with respect to such shares of Common Stock or other securities, an appropriate and proportionate adjustment may be made in (x) the maximum number and kind of shares reserved for issuance under the Plan, (y) the number and kind of shares or other securities subject to then outstanding Options under the Plan, and (z) the price for each share subject to any then outstanding Options under the Plan, without changing the aggregate purchase price as to which such Options remain exercisable.

     b.   Board Authority to Make Adjustments. Adjustments under this Section 14
          -----------------------------------
will be made by the Board of Directors, whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive. No fractional shares will be issued under the Plan on account of any such adjustments.

15.  Merger, Consolidation, Asset Sale, or Liquidation of Yurie.
     ----------------------------------------------------------

     a.   Acquisition of Yurie. Subject to the provisions of Section 6(b)(ii)
          --------------------
regarding Change in Control transactions, in the event of a merger, consolidation or reorganization of the stock, business or assets of Yurie or a sale of all or substantially all of the stock, business or assets of Yurie in which outstanding shares of Common Stock are exchanged for securities, cash or other property of any other corporation or business entity, or in the event of a liquidation of Yurie, the Board of Directors, or the board of directors of any corporation assuming the obligations of Yurie, may, in its discretion, take any one or more of the following actions as to outstanding
Options: (i) provide that such Options shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), (ii) upon written notice to the optionees, provide that all unexercised Options will terminate immediately prior to the consummation of such transaction unless exercised by the optionee within a specified number of days following the date of such notice, (iii) in the event of a merger under the terms of which holders of the Common Stock will receive upon consummation thereof a cash payment for each share surrendered in the merger, make or provide for a cash payment to the optionees equal to the difference between (X) the Merger Price times the number of shares of Common Stock subject to such outstanding Options (to the extent exercisable at prices not in excess of the Merger Price) and (Y) the aggregate exercise price of all such outstanding Options in exchange for the termination of such options, and (iv) provide that all or any outstanding Options shall become exercisable in full immediately prior to such event. In any such case, the Board of Directors may, in its discretion, advance the lapse of any waiting or installment periods and exercise dates.

     b.   Acquisition by Yurie. The Board of Directors may grant options under
          --------------------
the Plan in substitution for options held by employees of another corporation who become employees of the Company, as the result of a merger or consolidation of the employing corporation with the Company, or as a result of the acquisition by the Company, of property or stock of the employing corporation. Substitute options may be granted on such terms and conditions as the Board of Directors considers appropriate in the circumstances.

16.  Rights as a Shareholder.
     -----------------------

     The holder of an Option shall have no rights as a shareholder with respect to any shares covered by the Option (including, without limitation, any rights to receive dividends or non-cash distributions with respect to such shares) until the date of issue of a stock certificate to him or her for such shares. Except as Section 14 provides, no adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

17.  Public offering.
     ---------------

     In the event that Yurie proposes to engage in a public offering of its Common Stock, Yurie shall have the right, prior to said offering, to cancel any or all stock options that were granted within the six month period prior to the scheduled date of said public offering.

18.  No Special Employment Rights.
     ----------------------------

     Nothing contained in the Plan or in any Option Agreement shall confer upon any optionee any right with respect to the continuation of his or her employment or service as a Director, consultant or otherwise by the Company or interfere in any way with the right of the Company at any time to terminate such employment or service or to increase or decrease the compensation of the optionee.

19.  Other Employee Benefits.
     -----------------------

     Except as to plans which by their terms include such amounts as compensation, or as specifically determined by the Board of Directors, neither the amount of any compensation deemed to be received by an optionee as a result of the exercise of an Option nor the sale of shares received upon such exercise will constitute compensation with respect to which any other employee or fringe benefits of such optionee are determined, including, without limitation, benefits under any bonus, pension, profit-sharing, life insurance or salary continuation plan.

20.  Withholding.
     -----------

     a. The Company shall have the right to deduct from payments of any kind otherwise due to the optionee (or secure payment from the optionee in lieu of such deduction) any federal, state or local taxes of any kind required by law to be withheld with respect to any shares issued upon exercise of Options under the Plan. Subject to the prior approval of the Company, which may be withheld by the Company in its sole discretion, the optionee may elect to satisfy such obligations, in whole or in part, (i) by causing the Company to withhold shares of Common Stock otherwise issuable pursuant to the exercise of an option or (ii) by delivering to the Company shares of Common Stock already owned by the optionee. The Common Stock so delivered or withheld shall have a Fair Market Value equal to such withholding obligation.

     b. Notwithstanding the foregoing, in the case of an Officer, no election to use shares for the payment of withholding taxes shall be effective unless made in compliance with any applicable requirements of Rule 16b-3.

21.  Pooling Transactions.
     --------------------

     In the event of a Change in Control which also is intended to constitute a Pooling Transaction, the Board of Directors shall take such actions, if any, as are specifically recommended by an independent accounting firm retained by Yurie to the extent reasonably necessary in order to assure that the Pooling Transaction will qualify as such, including but not limited to (i) deferring the vesting, exercise, payment, settlement or lapsing of restrictions with respect to any Option, (ii) providing that the payment or settlement in respect of any Option be made in the form of cash, shares or securities of a successor or acquirer of Yurie, or a combination of the foregoing, and (iii) providing for the extension of the Option Term to the extent necessary to accommodate the foregoing.

22.  Amendment and Termination of the Plan.
     -------------------------------------

     a. Except as set forth herein, the Board of Directors may at any time, and from time to time, terminate the Plan or modify or amend the Plan in any respect. To the extent that approval of the shareholders is required as to such modification or amendment under Section 162(m)(4)(C) of the Code, the Board of Directors may not effect such modification or amendment without such approval.

     b. The termination or any modification or amendment of the Plan shall not, without the consent of an optionee, adversely affect his or her rights under an Option previously granted to him or her. With the consent of the optionee affected, the Board of Directors may amend outstanding Option Agreements in a manner not inconsistent with the Plan.

     c. Notwithstanding Section 22(a) or (b): (i) neither the Plan nor an Option Agreement may be amended to the extent the amendment would cause the Plan or the Option Agreement to fail to satisfy the requirements of Rule 16b-3 or
Section 162(m)(4)(C) of the Code (relating to performance-based compensation); and (ii) the consent of an affected optionee will not be required for amendment of an Option Agreement if the failure to amend would cause the Option Agreement to fail to satisfy the requirements of Rule 16b-3 or Section 162(m)(4)(C) of the Code (relating to performance-based compensation).

23.  Effective Date and Duration of the Plan.
     ---------------------------------------

     a.   Effective Date. The Plan shall become effective when adopted by the
          --------------
Board of Directors and approved by the shareholders, provided that Options may be granted to employees after approval of the Plan by the Board of Directors and prior to shareholder approval, subject to the requirement that shareholder approval of the Plan be obtained within one year of approval by the Board. If such shareholder approval is not obtained within one year, all Options granted hereunder shall be null and void. Amendments requiring shareholder approval shall become effective when adopted by the Board of Directors and approved by the shareholders. Amendments to the Plan not requiring shareholder approval shall become effective as of the date they are made effective by the Board of Directors.

     b.   Duration. Unless sooner terminated in accordance with Section 22, the
          --------
Plan shall terminate upon the date on which all shares available for issuance under the

Plan shall have been issued pursuant to the exercise or cancellation of options granted under the Plan.


     Adopted by the Board of Directors on January 31, 1996 and amended by the Board of Directors on April 2, 1996, July 18, 1996, September 6, 1996, and December 20, 1996.

     Approved by the Shareholders on April 3, 1996, July 31, 1996, and December 23, 1996.